UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2026

Functional Brands Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-42936	85-4094332
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 SW Rosewood Street

Lake Oswego, Oregon 97035

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (800) 245-8282

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value share	MEHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2026, Functional Brands Inc. (the “Company”, “we” and “us”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with BullionFX (the “Seller”) to purchase certain assets and intellectual property of the Seller, including its Alchemy product, a blockchain-based financial ecosystem designed around auditable physical gold (the “BullionFX Assets”), in exchange for 100,000 shares of a newly created series of preferred stock of the Company (the “Series D Preferred Stock”) with an expected value of $142,900,000 (the “Transaction”). The Company has agreed to file a Certificate of Designation establishing the designation preference, limitation and relative rights of Series D Convertible Preferred Stock (the “Designation”). Pursuant to the Designation, the Series D Preferred Stock will automatically convert into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.00001 (the “Common Stock”), upon approval of such conversion by the Company’s stockholders in accordance with the rules and requirements of the Nasdaq Stock Market LLC (“Nasdaq”) at a duly called meeting of stockholders (“Stockholder Approval”); provided, that, in the event that Nasdaq requires the Company to meet the initial listing standards of the Nasdaq Capital Market in connection with the Transaction, the conversion date will be the later of the first business day after (i) Stockholder Approval and (ii) the date the Company meets such initial listing standards of the Nasdaq Capital Market. The Transaction is expected to close in the second or third quarter of 2026 (the “Closing”), subject to satisfaction of certain closing conditions, including receipt of all requisite consents and approvals, reaching agreement with the holders of the Company’s Series C Convertible Preferred Stock and convertible notes regarding the buyout and/or cancellation of shares of such Series C Convertible Preferred Stock and such convertible notes, settlement of the Company’s outstanding litigation matters, the Company’s completion of due diligence of the BullionFX Assets, the Company’s receipt of a valuation report in respect of the Transaction consideration, the Company’s purchase of a D&O insurance tail policy, the Company’s arrangement for a broker-dealer to conduct a securities offering in a minimum amount of $10 million (the “Equity Financing”), and the Company’s entry into consulting agreements with certain individuals associated with the BullionFX Assets. The Closing is not contingent on shareholder approval, and shareholder approval for the issuance of the Conversion Shares will be sought after Closing, as discussed below.

The Series D Preferred Stock is expected to: (a) not have any voting rights prior to Stockholder Approval, except for the right to vote on amendments to the Designation, and certain protective provisions, including that, for so long as any Series D Preferred Stock remains outstanding, the Company may not, without approval of a simple majority of the holders of the Series D Preferred Stock, take or commit to take certain actions, including: changing the authorized number of Series D Preferred Shares; issuing additional Series D Preferred Stock or other preferred stock; creating securities senior to or adversely affecting the rights of the Series D Preferred Stock; exchanging other securities into Series D Preferred Stock; issuing Common Stock above agreed thresholds; repurchasing or redeeming equity securities; entering into mergers, recapitalizations, change-of-control transactions, liquidations or dissolutions; changing board size; materially changing the business; completing acquisitions or asset dispositions above specified thresholds; adopting a poison pill; making unbudgeted capital expenditures above specified limits; incurring indebtedness above specified thresholds outside the ordinary course; or otherwise adversely altering the rights, preferences or privileges of the Series D Preferred Stock, and except for the right of the holders of the Series D Preferred Stock to appoint and remove, one (1) member of the Board of Directors for so long as the Series D Preferred Stock remains outstanding; (b) not have any dividend or redemption rights; (c) have a liquidation preference equal to the greater of two (2) times the aggregate stated value (expected to be $142.9 million) and the value of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock upon any liquidation or deemed liquidation; and (d) be converted at Closing into 98.28% of the Company’s outstanding Common Stock, subject to adjustment for certain issuances of securities prior to Closing, and subject to a to be determined maximum number of total shares being issuable to the Seller, as adjusted equitably for stock splits.

Pursuant to the Purchase Agreement, the Company agreed to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) following the Closing to seek stockholder approval of (i) the issuance of the Conversion Shares in accordance with Nasdaq rules and (ii) an increase in the authorized shares of Common Stock, to such number as may be mutually agreed by the Company and the Seller. The Company also agreed to use its reasonable best efforts to: (i) cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the 15th day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify the Company of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Purchase Agreement contains customary representations and warranties, confidentiality requirements, and covenants of the Company and Seller, and certain indemnification rights of the parties after the Closing of the Transaction (subject to a $25,000 deductible). In addition, the Company has agreed (i) effective as of the Closing, to appoint a director nominated by the Seller pursuant to the rights of the Series D Preferred Stock and (2) appoint a separate director designated by the Seller pursuant to the Purchase Agreement. Additionally, the Company has agreed to reimburse to Seller reasonable and documented legal fees and other transaction expenses up to $50,000 upon execution of the Purchase Agreement and an additional $50,000 subject to completion of the Equity Financing.

In the event the Seller terminates the Purchase Agreement due to (i) a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company which breach has not been cured within the time period set forth in the Purchase Agreement or (ii) failure of Company to satisfy the conditions to closing under the Purchase Agreement by the date 90 days after the date of the Agreement, then the Company will pay to the Seller a break-fee in the amount of $100,000. The break-fee shall automatically increase to $2,000,000 in the event that, prior to such termination, the Purchaser has received a Superior Proposal (as defined in the Purchase Agreement) that remains subject to acceptance or has been accepted by the Purchaser, or if (A) the Purchaser has received a Superior Proposal prior to such termination, whether or not accepted by the Purchaser at such time, and (B) within sixty (60) days following such termination, the Purchaser enters into or consummates a transaction involving such Superior Proposal or a substantially similar proposal or transaction. The Purchase Agreement may also be terminated by mutual agreement of the parties, by us or the Seller if it becomes illegal to complete the Transaction, or an order is issued enjoining the Transaction, by either party upon a breach of any material representation, warranty or covenant set forth in the Purchase Agreement, which is not cured within 10 days of notice of such breach; and by the Company, if its due diligence review gives rise to a material issue with the Purchased Assets, subject to certain rights of the Seller to cure such issues, or in certain cases, decrease the purchase price in relation thereto (to the extent such issues do not exceed 10% of the purchase price, and do not materially affect the Purchased Assets post-Closing).

The Company agreed to operate in the ordinary course of business, and the Seller agreed to operate the Purchased Assets in the ordinary course of business, through the earlier of termination of the Purchase Agreement and Closing, subject to certain customary exceptions. The Company also agreed to certain non-solicitation obligations relating to third party offers and proposals pursuant to the Purchase Agreement.

The Purchase Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company. The representations, warranties, and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Purchase Agreement. In addition, the representations, warranties, and covenants contained in the Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement. As a result, investors should not rely on the representations, warranties, and covenants included in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Designation and the Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the form of Designation included as Exhibit A thereto, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 relating to the Series D Preferred Stock is incorporated herein by reference to this Item 3.02. The offer and sale of the 100,000 shares of Series D Preferred Stock to be issued in connection with the Closing and the Conversion Shares issuable upon conversion thereof are intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, since the offer and sale thereof do not involve a public offering, the recipient has confirmed that it is an “accredited investor”, and the recipient will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates or book entries evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01. Regulation FD Disclosure.

On May 22, 2026, the Company issued a press release announcing the entry into the Purchase Agreement, which press release is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01 by reference in its entirety.

The information in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated into any filing pursuant to the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Words like “believe,” “intend,” “may,” “will,” and “would” or the negative thereof or other variations thereon or comparable terminology, are used to identify forward-looking statements, although not all forward-looking statements contain these words. There is no assurance that the Transaction will be consummated on the terms or timeframe currently anticipated, or at all. Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the SEC, which include, without limitation, the ability of the parties to close Transaction contemplated by the Purchase Agreement, including conditions to closing that include due diligence, regulatory approvals, and a valuation; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company or the Seller (collectively, the “Parties”) to terminate the Purchase Agreement; the effect of such termination; the outcome of any legal proceedings that may be instituted against the Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions for the asset acquisition on a timely basis or at all, including the risk that any regulatory and other approvals required may not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the Parties or the expected benefits of the Transaction; the ability to obtain any necessary approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the Purchase Agreement; difficulties and delays in integrating the BullionFX Assets into the Company; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the Parties; potential adverse reactions or changes to business relationships resulting from the announcement of the agreement and future expected asset acquisition; uncertainty as to the long-term value of the common stock of the Company following the asset acquisition; the significant dilution to the Company’s stockholder in connection with the Transaction; the continued availability of capital and financing following the potential asset acquisition; the business, economic and political conditions in the markets in which the Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated May 22, 2026, by and among BullionFX and Functional Brands Inc.
99.1	Press Release dated May 22, 2026
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	FUNCTIONAL BRANDS INC.

	By:	/s/ Eric Gripentrog
	Name:	Eric Gripentrog
	Title:	Chief Executive Officer

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